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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K
                               (AMENDMENT NO. ___)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 30, 1999


                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                   0-24073                   13-3817344
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)


 2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY            07927
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


Registrant's telephone number, including area code:  (973) 285-2600




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               As announced in its press release of Tuesday, July 6, 1999, on June 30, 1999, IBS Interactive, Inc. ("IBS") entered into an Agreement and Plan of Merger (the "Agreement") with Arnold Schron, Spencer Analysis Inc., a New York corporation ("Spencer"), and SAI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBS ("SAI"). Pursuant to the terms of the Agreement, Spencer merged with SAI and became the surviving entity. In exchange for all of the issued and outstanding shares of Spencer, IBS issued 240,505 shares of its Common Stock, par value $.01 per share (the "Common Stock"), and reserved an additional 19,500 shares of Common Stock for potential later issuance, valued by the parties at $23.08 per share. Spencer provides network consulting services and is based in New York, New York. IBS intends to continue the existing operations of Spencer without any material changes.

               The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as an exhibit.



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                  (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (b)  PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (c)  EXHIBITS.

                  The following exhibit is included as part of this Report:

                  2.1 Agreement and Plan of Merger dated as of June 30, 1999, among Arnold Schron, Spencer Analysis, Inc., IBS Interactive, Inc. and SAI Acquisition Corp.

                  99.1     Press release of IBS Interactive, Inc. dated July 6,
                           1999.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IBS INTERACTIVE, INC.



Date: July 15, 1999                          By:  /s/ Nicholas R. Loglisci, Jr.
                                                --------------------------------
                                             Name:  Nicholas R. Loglisci, Jr.
                                             Title: President and Chief
                                                    Executive Officer




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                                  EXHIBIT INDEX


          The following exhibits are included as part of this Report:

          2.1 Agreement and Plan of Merger dated as of June 30, 1999, among Arnold Schron, Spencer Analysis, Inc., IBS Interactive, Inc. and SAI Acquisition Corp.

          99.1     Press release of IBS Interactive, Inc. dated July 6, 1999.